Accessing the Power of the Vagus Nerve Stimulation with electroCore™

Dr. Peter Staats, MD, MBA, Founder and Chief Medical Officer
Dan Goldberger, CEO
electroCore, Inc.

November 21, 2023

NASDAQ: ECOR

Forward Looking Statement

In addition to historical information, this presentation may contain forward-looking statements with respect to our business, capital resources, strategy and growth reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, and you should not rely upon forward-looking statements as predictions of future events. All forward-looking statements may be based upon current estimates and expectations about future events and financial and other trends. There is no guarantee that future results, performance or events reflected in the forward-looking statements will be achieved or occur. No person assumes responsibility for the accuracy and completeness of the forward-looking statements, and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those or our situation may change in the future.

Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management's beliefs and assumptions only as of the date they are made and are only predictions that may be inaccurate. You should read the Risk Factors set forth in our reports filed from time to time with the Securities and Exchange Commission, which factors may cause our actual future results to be materially different from what we expect.

Table of Contents



gammaCore
Sapphire™

The Vagus Nerve

The Vagus Nerve

- The tenth cranial nerve, or cranial nerve X
- It is the longest and most widely distributed cranial nerve in the body
- Affects various organ systems in the body-predominantly the head, thoracic and abdominal organs
- Contains both sensory and motor functions



electroCore™

Vagus Nerve Functions

- CNS: Reduces nociception, reduces cortical spreading depression, and other brain modulation effects; increases glymphatic flow, regulation of neurotransmission for “fight or flight,” cognition
- Cardiac: Reduces heart rate and blood pressure
- Pulmonary: Increases bronchodilation
- Hepatic: Regulation of gluconeogenesis
- Gastrointestinal: Increases Gastrointestinal motility and secretions; satiation
- Splenic: Detection and regulation of systemic inflammation


Brain
Vagus nerve
Lungs
Bronchia
Heart
Liver
Stomach
Kidney
Spleen
Small intestine
Large intestine

History of Vagus Nerve Stimulation

- **1880s** — Suppression of seizures by manual neck carotid artery massage (crude vagus stimulation)
- **1940s** — Anticonvulsant effect demonstrated in canine seizure model
- **1997** — FDA clears implanted VNS (iVNS) for refractory epilepsy Cyberonics now LivaNova
- **2002** — iVNS first reported to abort or reduce migraine pain
- **2005** — iVNS cleared for chronic treatment-resistant depression
- **2017** — Non-invasive VNS (nVNS) cleared for acute treatment of episodic cluster headache
- **Jan 2018** — nVNS cleared for acute treatment of migraine
- **Nov 2018** — nVNS cleared for adjunctive use for the preventive treatment of cluster headache
- **Present Day** — nVNS investigational for a broad range of diseases and disorders

nVNS Mechanisms of Action (MOA)

nVNS: An Integrative Mechanism of Action

There are multiple known mechanism of vagus nerve stimulation:


nVNS

NEUROPROTECTION
Decrease inflammation and protect brain integrity

PAIN MITIGATION
Decrease pain signaling and recognition

CORTICAL SPREADING DEPRESSION
Decreases hyperactive electrical patterns in the brain

NEUROTRANSMITTER BALANCE
Balance inhibitory and excitatory neurotransmitters, including serotonin, noradrenaline and glutamate

AUTONOMIC NERVOUS SYSTEM
Rebalance sympathetic and parasympathetic input

Polyvagal Theory

- Polyvagal theory states that when a person feels safe, their body is able to engage in homeostatic “rest and digest” behaviors.
  - When the body is locked in a sympathetic state (attack/defense mode), the ability to heal, digest, learn, etc., is inhibited.
- The vagus nerve is the parasympathetic superhighway:
  - Upregulates parasympathetic responses
  - Downregulates sympathetic arousal/fear response



Sympathetic
Parasympathetic

Mechanism of Action: Autonomic Nervous System

- nVNS decreases sympathetic tone[2]
  - Promotes a healthy stress response
- Preliminary studies in patients with Posttraumatic stress disorder (PTSD) suggests nVNS can improve PTSD symptomatology[1]
  - Patients reported a decrease in PTSD symptoms (PCL, HAM-A) ($p<0.05$)
  - No increase in IL-6 levels (control group had significant increase)
  - Decreased HRV[2]
- Polyvagal Theory


Improves Autonomic Dysfunction
Reduces sympathetic tone & enhances parasympathetic tone
Induces Neuroplasticity
Inhibits Cortical spreading depression and promotes recovery following cardiovascular events
nVNS
Reduces Inflammation
Inhibits IL-6, a proinflammatory master mediator
Modulates Fear Circuits
Promotes Adaptive Stress Response
Enhances Central Neurotransmitter Function
Includes Ach, 5-HT, and NE

1. Bremner et. al. Journal of Affective Disorders, 2021
2. Gurel et al, Neurobiology of Stress, 2020

PCL: PTSD Checklist; HAM-A: Hamilton Anxiety Autonomic Scale; 5-HT; serotonin; ACh: acetylcholine; NE: norepinephrine; HMGB-1: high-mobility group box protein 1

Mechanism of Action: Pain Management

- nVNS suppresses the activation of trigeminal neurons[1]
  - Trigeminal allodynia, a key feature of migraine and other Trigeminal Autonomic Cephalalgia (TACs), responds to VNS
  - Inhibitory effects can last up to 3 hours after stimulation
- Unilateral nVNS treatment reduces pain perception bilaterally[2]
- The significant reduction in trigeminal firing after 2x2 minute stimulations with gammaCore supports the use of the device as an abortive treatment for cluster headache and migraine
  - Treatment may be beneficial for other types of chronic headache (e.g., medication overuse headache)

1. Akerman S, et al. Neurobiol Dis. 2017;102:96-104.
2. Peng KP, May A. Pain 2022, Jan 25

Mechanism of Action: Cortical Spreading Depression (CSD)

- nVNS suppresses CSD susceptibility
- Efficacy is comparable to that of migraine preventive drugs
- **Mechanistic effect takes ~30 minutes to emerge and extends to ≥180 minutes** (vs. 4+ weeks for preventive pharmacologic effects to emerge)
- Effect likely mediated by afferent input to NTS
- Norepinephrine and serotonin pathways appear to contribute to CSD inhibition



Trigger
nVNS
Perception of migraine aura
SD
Headache

Chen SP, et al. Pain. 2016;157(4):797-805.
Ayata C, et al. Ann Neurol. 2006;59(4):652-661.

CSD, cortical spreading depression; NTS, nucleus tractus solitarius; SD, spreading depression.

Mechanism of Action: Neuroprotection

- nVNS has an inhibitory effect on pro-inflammatory cytokine activity
  - Cholinergic Anti-Inflammatory Pathway (CAP)
  - Reduction in cytokine storm, mast cell activity
  - TNF-alpha, IL-6, IL-1, HMGB-1
- Upregulation of NE, ACh, and 5-HT
- nVNS is currently being studied as a potential treatment for
  - Ischemic and hemorrhagic brain injury
  - Long covid
  - TBI/concussion

Mechanism of Action: Summary

- **Autonomic Nervous System functionality:** regulation of autonomic nervous system
  - Reduces sympathetic tone, leading to anxiety and stress reduction
- **Cortical Spreading Depression (CSD):** nVNS reduces CSD, a neuronal activity that precedes migraine aura
  - nVNS suppresses CSD within 30 minutes, vs. several weeks for topiramate
- **Neurotransmitter Modulation:** short and long-term effects
  - Increased inhibitory neurotransmitter activity, decreased excitatory neurotransmitter activity
  - Reduction in CRP and inflammatory cytokines through the cholinergic anti-inflammatory pathway (CAP)
- **Nociceptive Modulation:** Decreased TGM firing
  - Trigeminal allodynia, a key feature of migraine, responds to VNS

Clinical Progress

nVNS Research - Neuropsych (PTSD/OUD)

Indication	No. of Patients	Status	Key Endpoints	Institution(s)
PTSD (Veterans)	88	Enrolling	Inflammation, life quality, symptom severity	San Diego VA, UCSD
mTBI with PTSD (Veterans)	100	Enrolling	Imaging, Memory, Stress	Emory, GaTech, Atlanta VA
PTSD – non-TBI (Veterans)	80	Pending	Clinical and Physiological	Emory, GaTech, Atlanta VA
Opioid Use Disorders	20 + 20	Data analysis	Drop in Opioid Cravings Mechanism - PET	Emory, GaTech, Atlanta VA
Opioid Use Disorders	103	Pending	Subjective Opiate Withdrawal Scale (SOWS)	Emory, GaTech, Atlanta VA
Alcohol Use Disorder	20	Enrolling	Safety/ Feasibility Substance Use Recovery (SURE), fMRI	San Diego VA
mTBI, PTSD, Addiction	Animal	Manuscript in progress	Immunological and behavioral outcomes, alcohol intake	University of Washington

Thesis Behind nVNS in Posttraumatic Stress Disorder (PTSD)

nVNS can influence the autonomic, neuroendocrine, and neuroimmunology systems

- The neurobiology of PTSD includes:
  - Alterations in brain structure and function
  - Imbalances in neurotransmitters
  - PTSD symptoms are associated with hypothalamic–pituitary–adrenal axis dysfunction as represented by low basal cortisol, a dysregulated immune system, characterized by an elevated pro-inflammatory state, and metabolic dysfunction
  - Cognitive processing and emotional responses, such as hyperarousal, also play a crucial role in the development and manifestation of PTSD

- Projections of the vagus through the nucleus tractus solitarius (NTS) extend to the locus coeruleus (LC) and hypothalamus, key areas involved in PTSD, as well as brain areas like the anterior cingulate, hippocampus, insula and amygdala that are involved in both memory and the fear response. Efferent branches of the vagus also have important effects, including modulation of inflammatory and cardiovascular as well as peripheral organ and autonomic function.

- 9 studies / IIT studies have shown that nVNS can:
  - Significantly reduce PTSD symptoms, as measured by PTSD Checklist (PCL)
  - Attenuate the neurobiological stress-response associated with PTSD
  - Improve attention, declarative and working memory, which can improve the quality of life and productivity in patients with PTSD
  - Significantly decrease peripheral and cardiac sympathetic activity and vascular measures modulate autonomic tone/nervous system, improve recovery from traumatic stress, and enhance parasympathetic function
  - Decrease neural reactivity to an emotional stressor

Posttraumatic Stress Disorder (PTSD) – Breakthrough Designation

gammaCore™ Non-Invasive Vagus Nerve Stimulation(nVNS) Receives Breakthrough Device Designation for Treatment of Posttraumatic Stress Disorder (PTSD)

January 12, 2022 at 8:00 AM EST

nVNS reduces symptoms of PTSD by 31% in sham-controlled study

ROCKAWAY, N.J., Jan. 12, 2022 (GLOBE NEWSWIRE) -- electroCore, Inc. (Nasdaq: ECOR), a commercial-stage bioelectronic medicine company, today announced that its gammaCore™ nVNS device has received Breakthrough Designation from the U.S. Food and Drug Administration (FDA) for the treatment of posttraumatic stress disorder (PTSD) after showing a reduction of symptoms of PTSD by 31% when compared to sham.

PTSD is a highly prevalent and disabling disorder with limited approved treatment options. According to the U.S. Department of Veterans Affairs National Center for PTSD, approximately 15 million adults in the U.S. experience PTSD each year. In the Military and Veterans Administration alone, PTSD is reported to affect between 10-20% of veterans who served in each Operations Iraqi Freedom (OIF) and Enduring Freedom (OEF), the Gulf War (Desert Storm), and the Vietnam War. More than half of all patients with PTSD report severely impaired quality of life in areas including mood, social and family relationships, leisure activities, sense of well-being and life satisfaction.

Substance Abuse Disorder and Opioid Use Disorder (OUD)

- Pain is an important component of opioid withdrawal; detoxification period can involve intense pain both can complicate recovery from OUD
- Pain conditions are often a precursor to the development of OUD
- nVNS may reduce behavioral and physiological manifestations of opioid withdrawal
- Study (*Gazi 2022*) showed:
  - Statistically significant reductions in opioid withdrawal symptoms, subjective distress, and heart rate
  - Reductions in pain in patients with OUD experiencing opioid withdrawal.

National Institute on Drug Abuse (NIDA) Grant

National Institutes of Health Awards Grant for Pivotal Clinical Trial of gammaCore™ (nVNS) in Patients with Opioid Use Disorders

April 26, 2023 at 8:00 AM EDT

ROCKAWAY, N.J., April 26, 2023 (GLOBE NEWSWIRE) -- electroCore, Inc. (Nasdaq: ECOR), a commercial-stage bioelectronic medicine and wellness company, today announced that the National Institute on Drug Abuse (NIDA), part of the National Institutes of Health (NIH), has awarded Emory University and the Georgia Institute of Technology a 3-year, $6.0 million grant through the NIH Helping to End Addiction Long Term (HEAL) Initiative to conduct a pivotal clinical trial of gammaCore (non-invasive vagus nerve stimulator; nVNS) for the treatment of opioid use disorder (OUD).

Opioid use disorder represents a national crisis with devastating consequences. Deaths from overdoses of opioids increased 8.5 fold from 1999 to 2020[1] making opioid overdose, including overdose involving prescription opioids and opioid-like synthetics like OxyContin and Percocet, as well as heroin and other illegal opioid substances like fentanyl, the leading cause of accidental death in the United States.[2] Recurrent stress and exposure to triggers of traumatic memories in everyday life are a common precipitator of relapse in patients with OUD[3,4] especially for women misusing prescription opioids.[5]

The double-blind, randomized, sham-controlled study is based on the successful completion and publication of a pilot study that showed that gammaCore nVNS reduced both the psychological and physiological symptoms of acute opioid withdrawal.[6] The study to be funded by the grant will recruit approximately 100 patients with OUD. The primary efficacy endpoint of this study will be peak difference in the Subjective Opioid Withdrawal Score (SOWS) between nVNS and sham treatment on day 2 and 3 of the initial withdrawal period.

Parkinson’s Disease (PD)

- Parkinson's Disease as a complex multisystem disorder in which core impairments are underpinned by deficits in multiple neurotransmitter systems as well as age-related neurodegeneration
- Recent research has shown that there is a loss of acetylcholine in the brain such as:
  - It is thought that acetylcholine has an important role in memory, thinking and walking
- It is thought that by stimulating the vagus nerve we may increase the amount of acetylcholine available in the brain
- Pilot study (33 participants) indicates that a single dose nVNS may improve walking in patients with Parkinson’s (current study ADVANSING has the protocol published)
- Enrolling patients in 40 subject Gait and Mobility trial in Parkinson’s Disease at the University of Newcastle, UK



npj | parkinson's disease
Subthalamic deep brain stimulation
LETTERS: NEW OBSERVATIONS
Noninvasive Vagus Nerve Stimulation Improves Gait and Reduces Freezing of Gait in Parkinson's Disease
Parkinson's Disease
ARTICLE OPEN
Non-invasive vagus nerve stimulation improves
molecular biomarkers of Parkinson's disease in
freezing of gait
Non-invasive vagus nerve stimulation (nVNS) is an established neurostimulation therapy used in the treat
and cluster headache. In this randomized, double-blind, sham-controlled crossover trial we explored th
treatment of gait and other motor symptoms in Parkinson's disease (PD) patients. In a subgroup of patie
neurotrophin levels and markers of inflammation and oxidative stress in serum, before and after the e
Thirty-three PD patients with associated freezing of gait were randomised to either nVNS or sham. Aft
patients were instructed to deliver 6 two-minute stimulations (total 12 min/day) of the nVNS/sham device
one month at home. Patients were then re-assessed. After a washout period of one month, the same patients were allocated to the
alternate treatment arm and the same process was followed. Significant improvements in key gait parameters were observed with
nVNS, including walking speed, stance time and step length, compared to sham. Similarly, overall motor function (MDS-UPDRS III)
also improved significantly following nVNS stimulation. Serum Tumor Necrosis Factor (TNF)-α and glutathione levels decreased and
brain-derived neurotrophic factor (BDNF) levels increased significantly (p < 0.05) after treatment with nVNS. Here we present the
first double-blind sham-controlled trial evidence of the efficacy and safety of nVNS in the treatment of gait and motor function in
patients with PD.
npj Parkinson's Disease (2021)7:46 ; https://doi.org/10.1038/s41531-021-00190-x

electroCore™

Parkinson's Disease

- Emerging Evidence[1]



A
150
100
50
0
-50
-100
Percent change
*
*
Velocity
Step length
Swing time variability
B
30
20
10
0
-10
-20
-30
Percent change
*
Step time
Swing time
Stance time
C
200
150
100
50
0
-50
-100
Percent change
Stride velocity variability
Step length variability
Step time variability
D
300
200
100
0
-100
Percent change
Sham
nVNS
Step time asymmetry
Step length asymmetry
Step width

TNF-α ⬇

Glutathione ⬆

BDNF ⬆



A
40
25
10
Serum TNF- α (pg/ml)
*
n=7
Pre VNS
Post VNS
B
40
25
10
Serum TNF- α (pg/ml)
n=7
Pre Sham
Post Sham
C
10
7.5
5
Serum reduced Glutathione (pg/ml)
*
n=14
Pre VNS
Post VNS
D
10
7.5
5
Serum reduced Glutathione (pg/ml)
n=12
Pre Sham
Post Sham
E
3000
2500
2000
1500
1000
500
Serum BDNF (pg/ml)
*
n=7
Pre VNS
Post VNS
F
3000
2500
2000
1500
1000
500
Serum BDNF (pg/ml)
n=7
Pre Sham
Post Sham

1. Mondal et. al. *Nature; PD* Under Review

NFLPA Grant

gammaCore™ Non-Invasive Vagal Nerve Stimulation Selected for Study Funded by the National Football League (NFL) and National Football League Players Association (NFLPA) on Alleviating Concussion Symptoms

ROCKAWAY, NJ, July 06, 2023 (GLOBE NEWSWIRE) -- electroCore, Inc. (Nasdaq: ECOR), a commercial-stage bioelectronic medicine and wellness company, today announced that its gammaCore non-invasive vagus nerve stimulation ("nVNS") has been selected to be a part of studies on effects of cannabinoids and alternative care on athlete pain management and performance. The NFL and NFLPA are jointly awarding two research grants to independent medical researchers at the American Society of Pain and Neuroscience (ASPN) and Emory University.

The grants will fund investigations into innovative, first-of-their-kind, alternative pain management methods that could benefit NFL players, and society at large. These awards are the second round chosen by the NFL-NFLPA Joint Pain Management Committee (PMC), which aims to facilitate research to better understand and improve potential alternative pain management treatments for NFL players.

Stroke Data Presented at World Stroke Conference

Data Highlighting Non-invasive Vagus Nerve Stimulation (nVNS) for Treatment of Acute Neurological Injury Presented at 2023 World Stroke Congress

"VANQUISH" Clinical Trial (n=40) suggests safety and efficacy of nVNS for the Treatment of Headache Associated with Subarachnoid Hemorrhage (SAH)

"NOVIS" Clinical Trial (n=150) of nVNS for the acute treatment of Ischemic Stroke will complete recruitment in 2023

ROCKAWAY, N.J., Oct 10, 2023 (GLOBE NEWSWIRE) -- electroCore, Inc. (Nasdaq: ECOR), a commercial-stage bioelectronic medicine and wellness company, today announced top line data from two abstracts being presented at the 15th World Stroke Congress held October 10-12, 2023, in Toronto, Canada on the possible role of nVNS in the treatment of acute neurological injuries.

Stroke trial in Leiden, Netherlands is nearing complete enrollment

General Wellness User Study[1]



When coming into this study, what were you hoping to improve?
100%
75%
50%
25%
0%
Focus
Energy
Mood
Anxiety
Sleep
Stress



On a scale from 1 to 10, how effective was the product at improving the following?
8
6
4
2
0
Focus
Energy
Mood
Anxiety
Sleep
Stress

1. electroCore sponsored Truvaga Consumer Study

TAC-STIM

TRAINING

- Foreign Language Initial Acquisition Program
- School Houses
- Special Ops training
- Other specific training environments

MISSION SUPPORT

- Preparation
- Increase vigilance
- Decrease fatigue
- Improve performance

POST MISSION

- After action debrief
- Facilitate decompression
- Learning consolidation
- Physical and mental restoration

FORCE AND MISSION RELEVANT RESULTS[1]

TAC-STIM Enhances
ISR Synthetic Aperture Radar Training

TAC-STIM Improves Cognitive Skill
After Sleep Deprivation

TAC-STIM Boosts Mood and Performance
During ISR FMV Training

TAC-STIM Improves Difficult Language Recall and Recognitions

1. Visit tac-stim.com for additional information

Product Pipeline

6 FDA Cleared Indications to Treat Medical Conditions

gammaCore™ (non-invasive vagus nerve stimulator) is intended to provide non-invasive vagus nerve stimulation (nVNS) on the side of the neck. gammaCore is indicated for:

- The acute treatment of pain associated with episodic cluster headache.
- The acute treatment of pain associated with migraine headache.
- Adjunctive use for the preventive treatment of cluster headache in adult patients.
- The preventive treatment of migraine headache in adult patients.
- The use of gammaCore by adolescent patients.
- Treatment of hemicrania continua and paroxysmal hemicrania in adult patients.


30
31
gammaCore
Sapphire

Clinical Data & Regulatory Timeline

- Pivotal Data complete to support a 510(k) De Novo submission to treat the Symptoms of PTSD with nVNS
  - Working with the FDA now, timing uncertain
- $6.5M grant from NIH and NIDA to support a Pivotal trial on the use of nVNS to treat the Symptoms of withdrawal from Opioid Addiction (OUD)
  - Data read out in 2025
  - 510(k) pathway previewed with FDA
- Parkinson's trial in Newcastle, UK should complete enrollment early 2024
  - If Parkinson's data is positive in 2024, discuss pathway and additional data required (if any) with FDA
- Stroke trial in Leiden, Netherlands is nearing completion
  - Last patient follow up in early 2024
  - Top line data in mid 2024

Adding Products to the nVNS Portfolio for Greater Market Access and Adoption

Rx Products | **Wellness Products** | **Human Performance**

Existing Product Offerings


30
gammaCore
Sapphire


truvaga


21

Future Product Offerings


gammaCore




truvaga
signa spray


TAC-STIM
Ready

Headache Market

- Tens of millions of migraine sufferers worldwide
  - Therapies include lifestyle, diet, exercise, nutraceuticals, OTC medications
  - Roughly 8M Americans are seeing a professional about headache[1] and about approximately 2.5M Americans have a prescription therapy[2]
  - Triptans are first line prescription therapy, followed by injectables (Botox and CGRP antibodies) and neurostimulation
- nVNS is considered first line therapy in Cluster Headache, about 400,000[3] patients in the US
- Big Pharma is heavily invested in headache, but nVNS is making progress
  - About 600,000 headache patients in the VA Hospital System[4]
  - About 4,000, or less than 1%, are being treated with nVNS

1. https://www.ihateheadaches.org/headache-statistics
2. Company estimate based off: https://my.clevelandclinic.org/health/treatments/24998-triptans and Raymond James CGRP Industry Research.
3. Cephalalgia. 2008 Jun;28(6):614-8. doi: 10.1111/j.1468-2982.2008.01592.x. Epub 2008 Apr 16.
4. Company estimate from VA Headache Center of Excellence

Increasing the Size of the Rx nVNS Total Addressable Market

Posttraumatic Stress Disorder (PTSD)

46,700,000[1]
Americans will develop PTSD

8,000,000[2]
American adults suffer from PTSD

Opioid Use Disorder (OUD)

16,000,000[3]
Citizens worldwide suffer from Opioid Use Disorder (OUD)

3,000,000[3]
US citizens suffer from OUD

Parkinson's Disease (PD)

10,000,000[5]
Citizens worldwide are living with PD

1,000,000[5]
US citizens suffer from PD

90,000[5]
People in the US are diagnosed with Parkinson's every year

1. https://www.marketresearchfuture.com/reports/post-traumatic-stress-disorder-market-8376
2. https://www.futuremarketinsights.com/reports/post-traumatic-stress-disorder-treatment-market

3.https://www.ncbi.nlm.nih.gov/books/NBK448203/#:~:text=Three%20million%20US%20citizens%20and,States%20are%20dependent%20on%20heroin.https://www.futuremarketinsights.com/reports/post-traumatic-stress-disorder-treatment-market
4. https://www.sphericalinsights.com/reports/opioid-use-disorder-oud-market#:~:text=The%20Global%20Opioid%20Use%20Disorder,10.7%25%20from%202022%20to%202032.

5. https://www.parkinson.org/understanding-parkinsons/statistics#:~:text=Nearly%2090%2C000%20people%20in%20the,are%20diagnosed%20before%20age%2050.
6. https://www.futuremarketinsights.com/reports/parkinsons-disease-market#:~:text=The%20global%20Parkinson's%20disease%20market,by%20the%20end%20of%202033.

electroCore™

Leveraging nVNS in the $5 trillion Digital Health and Wellness Market



$5.0 trillion
Digital Health and Wellness market[1]
$20.6 billion global stress market[2]
5.3.% US Stress Market CAGR(%)[3]



"After Using Truvaga I Feel..."
100%
75%
50%
25%
0%
Less Anxious
Less Stressed
Calmer
More Energy
Improved Sleep
Happier
7 Days
30 Days

1. Digital Health & Wellness Market Size Trends Report, Forecast.
2. https://www.bccresearch.com/market-research/healthcare/stress-management-industry-report.html
3. https://www.grandviewresearch.com/industry-analysis/us-workplace-stress-management-market-report

Commercial Strategy

Grow prescription nVNS business

- Our VA Hospital channel is accelerating and can be scaled
- Replicate the VA model with Joerns healthcare in a managed care system
- Grow our cash pay clinician dispense channel while we work towards broader reimbursement
- ***Add product to our prescription channels through label extensions***

Grow Truvaga direct to consumer general wellness business

- Launch Truvaga Plus in 2024

Work with our Champions at AFRL, AFSOC, & USASOC to continue pilot deployment and evaluation of our TAC-STIM Human Performance products

- Explore civilian crossover in the future

Improved balance sheet gives us the ability to execute unencumbered